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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  JUNE 10, 2003




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



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
        FLORIDA                     1-8180                    59-2052286
(State or other jurisdiction   (Commission File              (IRS Employer
  of incorporation)                 Number)               Identification No.)
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                702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
            (Address of principal executive offices and zip code)


                                (813) 228-4111
             (Registrant's telephone number, including area code)
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ITEM 5.     OTHER

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-102018), which Registration Statement was declared effective by the Commission on January 2, 2003, TECO Energy, Inc. is filing an Underwriting Agreement dated June 10, 2003 among TECO Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as Exhibit 1.1 to such Registration Statement, the opinion of Palmer & Dodge LLP, regarding the validity of the notes to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.4 to such Registration Statement, and the opinion of Ropes & Gray LLP as Exhibit 5.5 to such Registration Statement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.1 Underwriting Agreement dated June 10, 2003 among TECO Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. Filed herewith.

            5.4   Opinion of Palmer & Dodge LLP.  Filed herewith.

            5.5   Opinion of Ropes & Gray LLP.  Filed herewith.

            23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

            23.6 Consent of Ropes & Gray LLP (included as part of their opinion filed herewith).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 10, 2003                       TECO ENERGY, INC.


                                          By: /s/ Gordon L. Gillette
                                              ----------------------------------
                                              Gordon L. Gillette
                                              Sr. Vice President -- Finance and
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

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EXHIBIT NO.   DESCRIPTION
-----------   -----------

1.1 Underwriting Agreement dated June 10, 2003 among TECO Energy, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. Filed herewith.

5.4           Opinion of Palmer & Dodge LLP.  Filed herewith.

5.5           Opinion of Ropes & Gray LLP.  Filed herewith.

23.5 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

23.6 Consent of Ropes & Gray LLP (included as part of their opinion filed herewith).
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